UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 26, 2023

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective October 1, 2023, but consummated on October 26, 2023, the Company entered into an Advisory Services Agreement to provide information technology advisory services with a focus on Machine Learning and Artificial Intelligence with the objective of enhancing the Company’s various platforms.  The term of the agreement is 360 days, if no default by either party, and can be renewed by written notice of at least 20 days prior to the end of each renewal term.  Compensation under the agreement is such that on or before October 15, 2023, the Company shall pay $12,500 in cash or in registered Stock (free trading and unrestricted common stock, registered on Form S-1 or S-8). Subsequently, thereafter on November 15, 2023 equal to $288,000 and on December 15, 2023 equal to $100,000 with the final payment equal to $100,000 due on or before January 15, 2024 (the “Due Date”) for a total payment equal to five hundred thousand dollars, in cash or in S-8 Stock, in the form at the discretion of the Company. If the Company elects to pay the Consultant in form of S-8 Stock, it will be paid and calculated based on the lowest traded bid price for the common stock during the previous 25 trading days prior to the applicable Due Date. In no event, the value of the payment for Services made by Company will be less than USD $500,000.  The Company plans to use current fundraising activities to fund the agreement or may choose to pay in common stock of the Company.  The Company has agreed to reserve 325,000,000 shares of common stock with it’s transfer agent for this agreement.  Besides customary initiation fees of around $16,000 and late fees of $20,000 for any installment payment or common shares not being properly reserved with the transfer agent.

The Advisory Services Agreement is attached hereto as Exhibit 10.1.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 27, 2023, the Company issued a press release entitled “TPT Global Tech Achieves Full Compliance Status Following 10-Q Filing and Regains Compliance Status with SEC and OTC Markets, Resumes Unrestricted Trading”.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Advisory Services Agreement
99.1	Press Release dated October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title:	Chief Executive Officer

Date: October 30, 2023

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